UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

CAPITAL CITY BANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 671-0300

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Annual Meeting of Shareowners (the “Annual Meeting”) of Capital City Bank Group, Inc. (the “Company”) was held on April 26, 2011. At the Annual Meeting, the Shareowners approved the 2011 Director Stock Purchase Plan, the 2011 Associate Stock Purchase Plan, and the 2011 Associate Incentive Plan (each, a “Plan” and collectively, the “Plans”). Each Plan was previously approved by the Board of Directors of the Company. Summaries of the material terms of the Plans are included under the headings “Proposal No. 4 – Vote on the Adoption of the 2011 Director Stock Purchase Plan,” “Proposal No. 5 – Vote on the Adoption of the 2011 Associate Stock Purchase Plan,” and “Proposal 6 – Vote on the Adoption of the 2011 Associate Incentive Plan” of the Company’s 2011 Proxy Statement which was filed with the Securities and Exchange Commission on March 7, 2011, and are incorporated by reference herein. The Plan summaries are qualified in their entirety by reference to the text of the Plans, which are filed as exhibits to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting held on April 26, 2011were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.

The following directors were elected for a term to expire at the 2014 annual meeting and until their successors are elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast were as follows:

	For	Withheld	Broker Non-Votes
Thomas A. Barron	12,957,494	67,315	1,861,738
J. Everitt Drew	12,448,342	576,467	1,861,738
Lina S. Knox	12,084,414	940,395	1,861,738

2.	Shareowners approved, on a nonbinding advisory basis, executive compensation. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
12,935,827	83,279	5,703	1,861,738

3.	Shareowners recommended, on a nonbinding advisory basis, holding a nonbinding advisory vote every three years. The number of votes cast were as follows:

1 Year	2 Years	3 Years	Abstain	Broker-Non-Votes
4,732,579	358,713	7,921,025	12,492	1,861,738

Consistent with the Board of Director’s and Shareowners’ recommendations, the Company will hold a shareowner advisory vote on executive compensation every three years.

4.	Shareowners adopted the 2011 Director Stock Purchase Plan. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
12,888,602	130,305	5,902	1,861,738

5.	Shareowners adopted the 2011 Associate Stock Purchase Plan. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
12,955,191	63,817	5,801	1,861,738

6.	Shareowners adopted the 2011 Associate Incentive Plan. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
11,235,998	1,782,669	6,142	1,861,738

7.

Shareowners ratified the action of the Audit Committee in selecting and appointing Ernst & Young, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011. The number of votes cast were as follows:

For	Against	Abstention
14,815,456	70,417	674

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Item No.	Description of Exhibit

10.1	2011 Associate Stock Purchase Plan
10.2	2011 Director Stock Purchase Plan
10.3	2011 Associate Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: May 2, 2011	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis,
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Item No.	Description of Exhibit

10.1	2011 Associate Stock Purchase Plan
10.2	2011 Director Stock Purchase Plan
10.3	2011 Associate Incentive Plan